EXHIBIT 1.1
BELO CORP.
UNDERWRITING AGREEMENT
STANDARD PROVISIONS
(DEBT SECURITIES)
May 24, 2006
          From time to time, Belo Corp., a Delaware corporation (the “Company”), may enter into one or more underwriting agreements that provide for the sale of designated securities (the “Offered Securities”) to the several underwriters named therein. Offered Securities may include debt securities of the Company (the “Debt Securities”). The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an “Underwriting Agreement”). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as “this Agreement.” Terms defined in the Underwriting Agreement are used herein as therein defined.
          The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Debt Securities. The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the “Prospectus Supplement”) specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”). The term “Registration Statement” means the registration statement, as amended to the date of this Agreement, including the exhibits thereto and any documents incorporated by reference therein. The term “Basic Prospectus” means the prospectus included in the Registration Statement. The term “Prospectus” means the Basic Prospectus together with the Prospectus Supplement. The term “preliminary prospectus” means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms “Basic Prospectus,” “Prospectus” and “preliminary prospectus” shall include, in each case, the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment” and “amend” as used herein shall include all documents deemed to be incorporated by reference in the preliminary prospectus or the Prospectus that are filed subsequent to the date of such document by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
          The term “Contract Securities” means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the “Delayed Delivery Contracts”). The term “Underwriters’ Securities” means the Offered Securities other than Contract Securities.

          1. Representations and Warranties.
     (a) The Company represents and warrants to each Underwriter as follows:
     (i) The Registration Statement has been filed with, and in the form delivered to such Underwriter, has been declared effective by the Commission or otherwise become effective; no other document with respect to the Registration Statement has been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission;
     (ii) Documents, financial statements and schedules incorporated by reference in the Registration Statement, the Disclosure Package (as defined herein) or Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Disclosure Package and the Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives (as defined in the Underwriting Agreement) expressly for use in the Disclosure Package or the Prospectus;
     (iii) The Registration Statement and the Prospectus, in each case as amended or supplemented, conform, and any further amendments or supplements to the Registration Statement or Prospectus will conform, in all material respects, to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder and do not and will not, as amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Disclosure Package or the Prospectus or the information contained in the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act filed as an exhibit to the Registration Statement (the “Form T-1”); there is no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;
     (iv) The Company and its subsidiaries considered as a whole have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package or in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth, incorporated by reference or contemplated in the Disclosure Package and the Prospectus;
     (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business in an amount that is material to the business of the Company and its subsidiaries considered as a whole so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified; each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified; each of the Company and its subsidiaries has the corporate power and authority, and has all required material governmental licenses and permits (including, without limitation, licenses under the Communications Act of 1934, as amended (the “Communications Act”) and the rules and regulations of the Federal Communications Commission (“FCC”)

thereunder), in full force and effect, to own or lease its properties, as applicable, to execute, deliver and perform its obligations under this Agreement, the Delayed Delivery Contracts, the Indenture and the Offered Securities, and to conduct its business as presently conducted and proposed to be conducted, as described in the Registration Statement, the Disclosure Package and the Prospectus;
     (vi) The Offered Securities have been duly authorized and, when executed, authenticated, issued and delivered, and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters’ Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights or remedies or by general equity principles; the Indenture has been duly authorized, executed and delivered and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights or remedies or by general equity principles; the Indenture conforms, and the Offered Securities conform, in all material respects, to the descriptions thereof in the Disclosure Package and the Prospectus; this Agreement and the Delayed Delivery Contracts have been duly authorized, executed and delivered and each Delayed Delivery Contract constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws of relating to or affecting creditors’ rights or remedies or by general equity principles;
     (vii) The issue and sale of the Offered Securities, the compliance by the Company with the provisions of the Offered Securities, Indenture, Delayed Delivery Contracts and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, or By-Laws of the Company or any statute (including, without limitation, the Communications Act and the rules and regulations of the FCC thereunder) or any order, rule or regulation of any court or governmental agency (including, without limitation, the FCC) or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency (including, without limitation, the FCC) or body is required for the solicitation of offers to purchase Offered Securities, the issue and sale of the Offered Securities or the consummation by the Company of the other transactions contemplated by this Agreement, the Indenture, Delayed Delivery Contracts or Offered Securities, except such as have been, or will have been prior to the Closing Date (as defined below) obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by the Underwriter(s) of offers to purchase Offered Securities from the Company and with purchases of Offered Securities by any Underwriter as principal, as the case may be, in each case in the manner contemplated hereby;
     (viii) Other than as set forth, incorporated by reference or contemplated in the Disclosure Package and the Prospectus, there are no legal or governmental proceedings (including proceedings before the FCC) pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject which are required to be described in such documents or which would reasonably be expected, in the opinion of the Company, individually or in the aggregate, to have a material adverse effect on the consolidated financial position or results of operations of the Company and its subsidiaries considered as a whole, and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (ix) Immediately after any sale of the Offered Securities by the Company under this Agreement, the aggregate amount of Offered Securities which shall have been issued and sold by the Company hereunder and of any other debt securities of the Company (other than the Offered Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered for offer or sale under the Registration Statement;
     (x) To the best of the Company’s knowledge, the accountants who have audited and reported upon the financial statements filed with the Commission as part of the Registration Statement, the Disclosure Package and the Prospectus are independent accountants as required by the Securities Act; the financial statements included in the Registration Statement, Disclosure Package or Prospectus or incorporated therein by reference fairly present the consolidated financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, except as set forth in the Registration Statement, Disclosure Package and Prospectus;
     (xi) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom;
     (xii) the Company is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended;
     (xiii) The term “Disclosure Package” shall mean (i) the Basic Prospectus, including any preliminary prospectus, as amended or supplemented, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule B to the Underwriting Agreement, (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) the Final Term Sheet (as defined herein), which also shall be identified in Schedule B to the Underwriting Agreement. As of ___:00 [a/p]m (Eastern time) on the date of this Agreement (the “Applicable Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in the Underwriting Agreement;
     (xiv) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iv) at the execution time of this Agreement (with such date being used as the determination date for purposes of this clause (iv)), the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement”, as defined in Rule 405 of the Securities Act, the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form and the Company has not otherwise ceased to be eligible to use the automatic shelf registration statement form;
     (xv) (i) At the earliest time after the filing of the Registration Statement relating to the Offered Securities that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities Act and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer;
     (xvi) Any Issuer Free Writing Prospectus and the Final Term Sheet, as of its issue date and at all subsequent times through the completion of the offering or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. If at any time following issuance of an Issuer Free Writing Prospectus through the completion of the offering there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Underwriting Agreement; and
     (xvii) The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Offered Securities, any offering material in connection with the offering and sale of the Offered Securities other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives and included in Schedule B to the Underwriting Agreement or the Registration Statement.
     (xviii) The Company maintains (i) effective internal control over financial reporting as defined in the Exchange Act, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (xix) Except as disclosed in the Disclosure Package and the Prospectus, or in any document incorporated by reference therein, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     (b) Any certificate signed by any officer of the Company and delivered to an Underwriter or to counsel for the Underwriters in connection with an offering of Offered Securities shall be deemed a representation and warranty by the Company to such Underwriter as to the matters covered thereby on the date of such certificate.
          2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Representatives as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.
          If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter’s name in the Underwriting Agreement, except to the extent that the Representatives determine that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.
          3. Terms of Public Offering. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Underwriters’ Securities as soon after this Agreement has been entered into as in the judgment of the Representatives is advisable. The terms of the public offering of the Underwriters’ Securities are set forth in the Prospectus.
          4. Payment and Delivery. Except as otherwise provided in this Section 4, payment for the Underwriters’ Securities shall be made by wire transfer of immediately available funds to such bank account or accounts as the Company shall designate in writing not less than two full business days prior to the Closing Date, upon delivery to the Representatives, for the respective accounts of the several Underwriters, of the Underwriters’ Securities registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters’ Securities to the Underwriters duly paid.
          Delivery on the Closing Date of any Underwriters’ Securities that are Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the “Global Debt Security”) evidencing the Offered Securities that are Debt Securities in bearer form to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System (“Euro-clear”), and for Clearstream, Luxembourg (“Clearstream”) for credit to the respective accounts at Euro-clear or Clearstream of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security shall be delivered to the Representatives not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security, as the case may be, by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus.
          5. Conditions to the Underwriters’ Obligations. The obligations of any Underwriter pursuant to this Agreement will be subject at all times to the accuracy, as of the applicable date when such representations are made, of the representations and warranties on the part of the Company herein and to the accuracy, as of the date effective, of any statements of the Company’s officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained which are to be performed and observed by the Company, and to the following additional conditions precedent:
     (a) On the Closing Date, the Underwriters shall have received an opinion from Gibson, Dunn & Crutcher LLP, counsel to the Company, dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriters to the effect set forth in Schedule A to the Underwriting Agreement.
     (b) On the Closing Date, the Underwriters shall have received an opinion from the Vice President/General Counsel of the Company (or other counsel satisfactory to counsel for the Underwriters), dated as of the Closing Date and in form and substance satisfactory to counsel for the Underwriters, to the effect that:
     (i) Except as set forth in the Disclosure Package and the Prospectus, there is not pending or, to the best of such counsel’s knowledge, after reasonable inquiry, threatened any action, suit or proceeding against the Company or any of its subsidiaries before or by any court or governmental agency or body, which is likely (to the extent not covered by insurance) to have a material adverse effect on the consolidated financial condition or results of operations of the Company and its subsidiaries, considered as a whole.
     (ii) To the best of such counsel’s knowledge, after reasonable inquiry, there is no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.
     (iii) To the best of such counsel’s knowledge, after reasonable inquiry, the Company is not in violation of its Certificate of Incorporation or By-laws.
     (iv) To the best of such counsel’s knowledge, after reasonable inquiry, (A) the execution and delivery and (B) the performance, of this Agreement, the Delayed Delivery Contracts and the Indenture will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, any material contract, indenture, mortgage, loan agreement, security, lease or other instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject.
     (v) Documents incorporated by reference in the Registration Statement, as of the date it became effective, in the Disclosure Package, as of the Applicable Time or in the Prospectus, as of the date of this Agreement and as of the Closing Date, comply as to form in all material respects with the requirements of the Securities Act, except that, in each case, such counsel need not express an opinion as to (A) the financial statements, schedules and other financial, accounting and statistical data included or incorporated by reference in the Registration Statement, the Disclosure Package and Prospectus by reference or (B) the Form T-1.
          In addition, such counsel shall state that nothing has come to such counsel’s attention that leads him to believe that (i) either the Registration Statement at such time as it became effective (which, for the purposes of this paragraph, shall have the meaning set forth in Rule 158(c) of the rules and regulations of the Commission under the Securities Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus as of the date of this Agreement and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading except that such counsel need express no opinion with respect to the financial statements, schedules and other financial, accounting and statistical data included or incorporated by reference in, the Registration Statement, Disclosure Package or Prospectus or with respect to the Form T-1.
     (c) On the Closing Date, the Underwriters shall have received an opinion from Cravath, Swaine & Moore LLP, counsel to the Underwriters, dated as of the Closing Date and in form and substance satisfactory to the Underwriters.
     (d) The Underwriters shall have received a certificate signed by an officer of the Company and dated the Closing Date, to the effect that (i) the representations and warranties of the Company contained in Section 1(a) hereof are true and correct in all material respects, (ii) the Company has complied with all agreements and satisfied all conditions required by this Agreement, the Delayed Delivery Contracts or the Indenture on its part to be performed or satisfied at or prior to the date of such certificate, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best of such officer’s knowledge, threatened by the Commission, and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form, and (iv) no event referred to in clause (v) of Section 8(a) hereof has occurred. The certificate shall further state that, except as contemplated in the Disclosure Package and the Prospectus or reflected therein, at the Closing Date, there shall not have been, since the date of the most recent consolidated financial statements of the Company included or incorporated by reference in the Disclosure Package and the

Prospectus (exclusive of any amendments or supplements thereto or any such financial statements contained in documents filed subsequent to the date of this Agreement), any material adverse change in the consolidated financial condition or results of operations of the Company and its subsidiaries, considered as a whole.
     (e) The Underwriters shall have received letters from the Company’s independent certified public accountants, dated as of the date of this Agreement and as of the Closing Date and in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and other financial information contained in or incorporated by reference into the Disclosure Package and the Prospectus.
     (f) Counsel to the Underwriters shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Offered Securities as herein contemplated, and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties or the fulfillment of any of the conditions herein contained.
     (g) This Agreement shall not have been terminated pursuant to Section 8 or 9 hereof.
     (h) The Company shall have filed with the Commission:
     (i) the Prospectus (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective; and
     (ii) the Final Term Sheet, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, within the applicable time periods prescribed for such filings under such Rule 433.
          If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by any of the Underwriters (as to itself only) by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the representations and warranties set forth in Section 1(a) hereof, the covenants set forth in Section 6(e) hereof, the provisions of Section 6(g) hereof, the indemnity and contribution agreements set forth in Section 7 hereof, and the provisions of Section 11 hereof, all shall remain in effect.

          6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:
     (a) To furnish the Representatives, without charge, one signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of any preliminary prospectus, Issuer Free Writing Prospectus and the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.
     (b) During the period beginning on the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representatives reasonably object.
     (c) If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of the Representatives, after consulting counsel to the Underwriters, it is otherwise necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Section 6(b) and 6(i) hereof), file with the Commission (and use its commercially reasonable efforts to have any amendment to the Registration Statement or any new registration statement declared or otherwise become effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.
     (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to maintain such qualification for as long as the Representatives shall reasonably request.
     (e) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company’s fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.
     (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Representatives.
     (g) To pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto; (ii) the preparation, filing and printing of this Agreement, (iii) the preparation, printing, issuance and delivery of the Offered Securities; (iv) the fees and disbursements of the Company’s counsel and accountants, of the Trustee and its counsel, of any calculation agent or exchange rate agent and of The Depository Trust Company; (v) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(d) hereof; including filing fees and the reasonable fees and disbursements of counsel to the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky survey; (vi) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of any preliminary prospectus or Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto in connection with solicitations of offers to purchase, or confirmations of sales of the Offered Securities; (vii) any fees charged by rating agencies for the rating of the Offered Securities; (viii) any advertising and other out-of-pocket expenses of the Underwriters incurred with the prior written approval of the Company; (ix) any filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. made in connection the Offered Securities, and (x) any expenses incurred by the Company in connection with a “road show” presentation to potential investors.
     (h) The Company will prepare a final term sheet containing only a description of the Offered Securities, in a form approved by the Representatives and attached as Schedule C to the Underwriting Agreement, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”). Any such Final Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement.
     (i) The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule B to the Underwriting Agreement. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Offered Securities or their offering, (ii) information permitted by Rule 134 under the Securities Act or (iii) information that describes the final terms of the Offered Securities or their offering and that is included in the Final Term Sheet of the Company contemplated in Section 6(h); provided, that each Underwriter covenants with the Company not to take any action without the Company’s prior consent that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder but for the action of such Underwriter.
     (j) The Company agrees to pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.
     (k) If immediately prior to the third anniversary (the “Renewal Deadline”) of May [ ], 2006, any of the Offered Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities, in a form satisfactory to the Representatives. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Offered Securities, in a form satisfactory to the Representatives, and will use its commercially reasonable efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.
     (l) If at any time when Offered Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, in a form satisfactory to the Representatives, (iii) use its commercially reasonable efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
          7. Indemnification and Contribution.
     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:
     (i) against any and all loss, liability, claim, damage and expense whatsoever (including, subject to the limitations set forth in subsection (c) below, the reasonable fees and disbursements of counsel chosen by the Underwriters), as incurred, insofar as such loss, liability, claim, damage or expense arises out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arises out of any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package or the Prospectus, or in any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (ii) against any and all loss, liability, claim, damage and expense whatsoever (including, subject to the limitations set forth in subsection (c) below, the reasonable fees and disbursements of counsel chosen by the Underwriters), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever insofar as such loss, liability, claim, damage or expense arises out of any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and
     (iii) against any and all expense whatsoever (including, subject to the limitations set forth in subsection (c) below, the reasonable fees and disbursements of counsel chosen by the Underwriters), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission;
provided, however, that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement, the Disclosure Package or the Prospectus (or in any amendment or supplement thereto). The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) consists of the information described as such in the Underwriting Agreement.
     (b) Each Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, the Disclosure Package or the Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement, the Disclosure Package or the Prospectus.
     (c) In case any action, suit or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any Underwriter or any person controlling such Underwriter, based upon the Registration Statement, the Disclosure Package or the Prospectus and with respect to which indemnity may be sought against the Company pursuant to this Section 7, such Underwriter or controlling person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel (such counsel to be reasonably acceptable to such Underwriter) and payment of all expenses. Any such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such Underwriter or such controlling person unless (A) the employment of such counsel shall have been specifically authorized in writing by the Company, (B) the Company shall have failed to assume the defense and employ counsel or (C) the named parties to any such action, suit or proceeding (including any impleaded parties) shall include both such Underwriter or such controlling person and the Company, and such Underwriter or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from, or additional to, those available to the Company (in which case, if such Underwriter or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and such controlling persons, which firm shall be designated in writing by a majority of all such Underwriters, on behalf of all of such Underwriters and such controlling persons).
     (d) In case any action, suit or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against the Company, any of the Company’s directors or officers, or any person controlling the Company, with respect to which indemnity may be sought against any Underwriter pursuant to this Section 7, such Underwriter shall have the rights and duties given to the Company by subsection (c) of this Section 7, and the Company, the Company’s directors and officers and any such controlling person shall have the rights and duties given to the Underwriters by subsection (c) of this Section 7.
     (e) To the extent the indemnification provided for in paragraphs (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.
     (f) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (g) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.
          8. Termination.
     (a) The Representatives may terminate this Agreement immediately upon notice to the Company, at any time prior to the Closing Date if (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement (exclusive of any amendments or supplements thereto or any documents incorporated by reference therein filed subsequent to the date of this Agreement), any material adverse change in the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise, (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, (iii) if trading in any securities of the Company has been suspended (other than pursuant to a request by the Company with respect to an announcement by the Company of certain information not constituting a material adverse change, since the date of this Agreement or the respective date as of which information is given in the Registration Statement, in the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise), the effect of which is such as to make it, in the reasonable judgment of such Representatives, impracticable or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities, (iv) if trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities shall have been required, by such exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal or New York authorities or if a banking moratorium has been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Offered Securities are denominated or payable or there has occurred a material disruption in commercial banking or securities settlement or clearance services or (v) after the date hereof, the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company (including the Offered Securities) shall have been lowered or any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a “watch list” with negative implications.
     (b) In the event of any such termination, no party will have any liability to any other party hereto, except that if at the time of termination (i) the Closing Date shall not yet have occurred or (ii) the “Delivery Date” shall not have occurred under and as defined in any Delayed Delivery Contract, (A) the covenants set forth in Section 6 hereof shall remain in effect until such Closing Date or Delivery Date, as the case may be, and (B) the covenants set forth in paragraphs (e) and (g) of Section 6 hereof and the indemnity and contribution agreements set forth in Section 7 hereof, and the provisions of this Section and Section 11 hereof shall remain in effect.

          9. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters’ Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters’ Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters’ Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters’ Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters’ Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Underwriters’ Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Underwriters’ Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Underwriters’ Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters’ Securities and the aggregate amount of Underwriters’ Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters’ Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Underwriters’ Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
          If this Agreement shall be terminated by the Underwriters, or any of them (other than pursuant to Section 8(a)(ii), Section 8(a)(iv) or Section 9), because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
          12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
          13. No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that: (i) the purchase and sale of the Offered Securities pursuant to this Agreement, including the determination of the public offering price of the Offered Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
          This Agreement supersedes all prior agreements and understanding (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

DELAYED DELIVERY CONTRACT
______________, 199__
Dear Sirs and Mesdames:
          The undersigned hereby agrees to purchase from Belo Corp., a Delaware corporation (the “Company”), and the Company agrees to sell to the undersigned the Company’s securities described in Schedule A- annexed hereto (the “Securities”), offered by the Company’s Prospectus dated June 3, 1997 and Prospectus Supplement dated                     , 19                    , receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.
          The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a “Delivery Date”.
          Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made at 10:00 A.M. (New York time) on the Delivery Date by wire transfer of immediately available funds to such bank account or accounts as the Company shall designate in writing not less than two full business days prior to the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date.
          The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the “Underwriters”) named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned, at its address set forth below, notice to such effect, accompanied by a copy of the opinions of Locke Purnell Rain Harrell and the Company’s in-house counsel delivered to the Underwriters in connection therewith.
          Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

          This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.
          If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.
          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

Yours very truly,

(Purchaser)

By:

Name:
Title:

(Address)
Accepted:
BELO CORP.

By:

Name:
Title:

PURCHASER -— PLEASE COMPLETE AT TIME OF SIGNING
     The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

Name	Telephone No. (Including Area Code)	Department

SCHEDULE A
Securities:
Principal Amounts or Numbers to be Purchased
Purchase Price:
Delivery:

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